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                                                                  Exhibit 24.01

                                POWER OF ATTORNEY


WHEREAS, LG&E ENERGY CORP., a Kentucky corporation, is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1998 (the 1998 Form 10-K); and

WHEREAS, each of the undersigned holds the office or offices in LG&E ENERGY CORP. set opposite his or her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints ROGER
W. HALE, R. FOSTER DUNCAN, and MICHAEL D. ROBINSON, and each of them, individually, his attorney, with full power to act for him and in his name, place, and stead, to sign his name in the capacity or capacities set forth below to the 1998 Form 10-K and to any and all amendments to such 1998 Form 10-K and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 3rd day of March 1999.

/s/ Roger W. Hale                            /s/ Anne H. McNamara
---------------------                        --------------------------
ROGER W. HALE                                ANNE H. McNAMARA
Chairman and Chief                           Director
Executive Officer

/s/ Mira S. Ball                             /s/ T. Ballard Morton, Jr.
---------------------                        --------------------------
MIRA S. BALL                                 T. BALLARD MORTON, JR.
Director;                                    Director;

/s/ William C. Ballard, Jr.                  /s/ Frank V. Ramsey, Jr.
---------------------                        --------------------------
WILLIAM C. BALLARD, JR.                      FRANK V. RAMSEY, JR.
Director                                     Director

/s/ Owsley Brown II                          /s/ William L. Rouse, Jr.
---------------------                        --------------------------
OWSLEY BROWN II                              WILLIAM L. ROUSE, JR.
Director                                     Director

/s/ Carol M. Gatton                          /s/ Charles L. Shearer, Ph.D.
---------------------                        -----------------------------
CAROL M. GATTON                              CHARLES L. SHEARER, PH.D.
Director                                     Director

/s/ Jeffery T. Grade                         /s/ Lee T. Todd, Jr., Ph.D.
---------------------                        ---------------------------
JEFFERY T. GRADE                             LEE T. TODD, JR., PH.D.
Director                                     Director

/s/ J. David Grissom                         /s/ R. Foster Duncan
---------------------                        --------------------------
J. DAVID GRISSOM                             R. FOSTER DUNCAN
Director                                     Chief Financial Officer

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                                                                  Exhibit 24.01

                            POWER OF ATTORNEY (cont.)



/s/ David B. Lewis                           /s/ Michael D. Robinson
---------------------                        --------------------------
DAVID B. LEWIS                               MICHAEL D. ROBINSON
Director                                     Vice President and Controller


STATE OF KENTUCKY         )
                          )ss.
COUNTY OF JEFFERSON       )

On this 3rd day of March 1999, before me, Margaret L. Cowan, a Notary Public, State of Kentucky at Large, personally appeared the above named directors and officers of LG&E ENERGY CORP., a Kentucky corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


My Commission expires:                       /s/ Margaret L. Cowan
July 28, 2000                                --------------------------------
                                             Margaret L. Cowan, Notary Public
                                             State of Kentucky at Large

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